Supplement dated April 30, 2018 to the Prospectuses and Statements of Additional Information (SAIs) dated April 30, 2018
Product Name	Prospectus Form #/Date		SAI Form #/Date
	National	New York	National	New York
RiverSource ® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed on or after April 29, 2013)	S-6594 CD (4/18)	S-6595 CD (4/18)	S-6325 CD (4/18)	S-6343 CD (4/18)
RiverSource ® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed on or after April 30, 2012 but prior to April 29, 2013)	S-6515 CD (4/18)	S-6517 CD (4/18)	S-6325 CD (4/18)	S-6343 CD (4/18)
RiverSource ® RAVA 5 Advantage® Variable Annuity/RAVA 5 Select® Variable Annuity/RAVA 5 Access® Variable Annuity (Offered for contract applications signed prior to April 30, 2012)	140463 CD (4/18)	140464 CD (4/18)	S-6325 CD (4/18)	S-6343 CD (4/18)
RiverSource ® Retirement Annuity Group Contract I	S-6611 CD (4/18)		S-6325 CD (4/18)
RiverSource ® Retirement Annuity Group Contract II	S-6612 CD (4/18)		S-6325 CD (4/18)
RiverSource ® Variable Universal Life 5/RiverSource® Variable Universal Life 5-Estate Series	S-6542 CD (4/18)	S-6543 CD (4/18)	S-6333 CD (4/18)	S-6337 CD (4/18)
This Supplement supersedes the Supplement dated December 7, 2017.
This Supplement describes proposed changes to certain investment options offered under variable annuity contracts and variable life insurance policies (the “Contracts”) listed above. Please retain this Supplement with your prospectus for future reference.
The Board of Trustees of Columbia Funds Variable Insurance Trust II has approved a Plan of Liquidation of the Variable Portfolio – Eaton Vance Floating-Rate Income Fund (including the Class 2 shares held by the variable account) (the Fund) pursuant to which the Fund will be liquidated. At a special meeting of shareholders on April 5, 2018, shareholders of the Fund approved the transaction.
The Fund will liquidate later than the initial targeted liquidation date of April 27, 2018. At the liquidation of the Fund (the Liquidation Date), the Fund’s shareholders will receive a liquidating distribution in an amount equal to the net asset value of their Fund shares. Shareholders of the Fund may redeem their investments in the Fund at any time prior to the Liquidation Date.
In anticipation of the liquidation, the Fund has departed from its stated investment objective and strategies as it sells portfolio securities in anticipation of complete liquidation and principally holds cash or cash equivalents. This may result in reduced returns during such period.

If you have Contract value allocated to the Fund, you may transfer it to any other available investment option prior to the Liquidation Date. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year. Any Contract value remaining in the Fund on the Liquidation Date will be transferred to the Columbia Variable Portfolio — Government Money Market Fund without charge. Thereafter, the Fund will no longer be available as an investment option under your Contract.
For 90 days after the Liquidation Date, you may transfer Contract value allocated to the Columbia Variable Portfolio — Government Money Market Fund to any other investment option available under your Contract without charge. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year.
We will notify you when the new Liquidation Date has been determined.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
S-6594 25 A (4/18)
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